================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          October 29, 1997
                                                       -----------------------
                                Prime Retail, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                     0-23616                  52-1836258
-------------------------------   ----------------     -----------------------
(State of other jurisdiction of   (Commission File           (IRS Employer
         incorporation)              File Number)         Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                           21202
----------------------------------------               -----------------------
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code        (410) 234-0782
                                                         ----------------

                                  No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                               PRIME RETAIL, INC.



ITEM 2:  Acquisition or Disposition of Assets

        As reported on Form 8-K filed with the Securities and Exchange Commission on October 29, 1997, Prime Retail, Inc. (the "Company") acquired Tidewater Outlet Mall, Manufacturer's Outlet Mall, Kittery Outlet Village (the "Kittery Properties") and Latham Factory Outlet Center (the "Latham Property"), for an aggregate purchase price of $26.0 million. These centers were purchased by the Company from an unrelated third party. The Company financed the purchase with proceeds from a recently completed $161.0 million common stock offering.

        As  reported  on  Form  8-K  filed  with  the  Securities  and  Exchange
Commission on December 3, 1997, the Company acquired Niagara International Factory Outlets (the "Niagara Property") and Shasta Factory Stores (the "Shasta Property") for a combined purchase price of $101.0 million. The Company financed the purchase by assuming existing mortgage financing on the Niagara Property of approximately $31.5 million and with proceeds from recently completed equity offerings and corporate financings.

        Financial statements for the acquisition of the Kittery Properties and the Latham Property (collectively, the "Kittery Acquired Properties"), and the Niagara Property and Shasta Property (collectively, the "Niagara Acquired Properties") are included in this Form 8-K/A.

ITEM 5:  Other Events

                  None

ITEM 7:  Financial Statements and Exhibits

         The following financial statements, unaudited pro forma financial information and exhibits are filed as part of this report:

     A. Financial statements of the real estate acquired, prepared pursuant to Rule 3.14 of Regulation S-X:
                                                                            PAGE
                                                                            ----
            (1)(i)  Statements of revenue and certain expenses of the
                     Kittery Acquired Properties

                        Report of Independent Auditors                         7

                        Statements of Revenue and Certain Expenses
                           for the year ended December 31, 1996
                           (Audited)and for the nine months ended
                           September 30, 1997 (Unaudited)                      8

                        Notes to the Statements of Revenue and
                           Certain Expenses                                    9

           (ii) Statements of revenue and certain expenses of the Niagara Acquired Properties

                        Report of Independent Auditors                        11

                        Statements of Revenue and Certain  Expenses
                           for the year ended  December 31, 1996
                           (Audited)and for the nine months ended
                           September 30, 1997 (Unaudited)                     12

                        Notes to the Statements of Revenue and
                           Certain Expenses                                   13

     B. Unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X:

                                                                            PAGE
                                                                            ----
           (1)     Pro Forma Consolidated Balance Sheet--
                       September 30, 1997                                     15

                   Pro Forma Consolidated Statement of Operations--
                       Year ended December 31, 1996                           16

                   Pro Forma Consolidated Statement of Operations--
                       Nine months ended September 30, 1997                   17

                   Notes to Pro Forma Consolidated Financial Statements       18

                The unaudited pro forma consolidated balance sheet as of September 30, 1997 is based on the unaudited historical financial statements of the Kittery Properties, the Latham Property, the Niagara Property, the Shasta Property, and the Company after giving effect to the acquisitions as described in Item 2 (the "Acquisitions") and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 is based, in part, on the audited historical statements of revenue and certain expenses of the Kittery Acquired Properties, the Niagara Acquired Properties and the audited historical financial statements of the Company after giving effect to the Acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1997 is based, in part, on the unaudited historical statements of revenue and certain expenses of the Kittery Acquired Properties, the Niagara Acquired Properties, and the unaudited financial statements of the Company after giving effect to the Acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma financial  statements have been prepared by the Company based upon the statements of revenue and certain expenses of the Kittery Acquired Properties, and the Niagara Acquired Properties (filed with this report under Item 7(a)). These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the Acquisitions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the statements of revenue and certain expenses and notes of the Kittery Acquired Properties, the Niagara Acquired Properties, the financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited financial statements of the Company on Form 10-Q for the nine months ended September 30, 1997.

     C.   Exhibits in accordance with the provisions of Item 601 of Regulation
          S-K:

         Exhibit 23.       Consent of Independent Auditors                    19

                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIME RETAIL, INC.
                                        ------------------
                                          (Registrant)

Dated:  December 31, 1997


                                        By:    /s/ Robert P. Mulreaney
                                               -----------------------
                                        Name:  Robert P. Mulreaney
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Treasurer

                                  EXHIBIT INDEX

                                                                 Exhibit
                                                                 -------
         Consent of Independent Auditors                            23

                         Report of Independent Auditors


To Board of Directors, Prime Retail Inc.


We have audited the statement of revenue and certain expenses of the Kittery Acquired Properties (the "Properties") as described in Note 2 for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Kittery Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP



Baltimore, Maryland
December 3, 1997

                           Kittery Acquired Properties

                   Statements of Revenue and Certain Expenses


                                                              Nine months ended
                                    Year ended                  September 30,
                                 December 31, 1996                   1997
                               --------------------         --------------------
                                                                 (Unaudited)
Revenue:
    Base rents                           $3,012,490                   $2,195,109
    Tenant reimbursements                   722,297                      577,618
    Percentage rents                        285,435                      151,060
                               --------------------         --------------------
       Total revenue                      4,020,222                    2,923,787
Expenses:
    Property operating                      876,502                      738,068
    Real estate taxes                       417,447                      268,548
                               --------------------         --------------------
       Total expenses                     1,293,949                    1,006,616
                               --------------------         --------------------
Revenue in excess of certain
 expenses                                $2,726,273                   $1,917,171
                               ====================         ====================

See accompanying notes.

                           Kittery Acquired Properties

             Notes to the Statements of Revenue and Certain Expenses

Note 1   Business

The accompanying statements of revenue and certain expenses include the combined operations of the following factory outlet center properties (the "Properties") owned by a party unaffiliated with Prime Retail, Inc.

                                                   Approximate
                                                 Gross Leasable
    Property Name               Location         Area (sq. ft.)
-------------------------   ----------------    ---------------
Latham Outlet Village       Latham, New York           43,400
Tidewater Mall              Kittery, Maine             77,500
Manufacturers Outlet Mall   Kittery, Maine             17,800
Kittery Outlet Village      Kittery, Maine             25,400
                                                ---------------
                                                      164,100
                                                ===============

Note 2   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, consisting of interest and financing expense, depreciation, management fees, professional fees, lease buy-out fees and broker fees have been excluded.

A summary of unaudited expenses is as follows:

                                      Year ended             Nine months ended
                                  December 31, 1996          September 30, 1997
                                 -------------------        --------------------
Interest and financing expenses         $835,135                  $655,440
Depreciation and amortization            588,908                   458,575
Management fees                           80,184                   171,799
Professional fees                         28,895                         -
Lease buy-out expense                     20,918                         -
Broker fees                                8,451                         -
                                 -------------------        --------------------
     Total unaudited expenses         $1,562,491                $1,285,814
                                 ===================        ====================

                           Kittery Acquired Properties

       Notes to the Statements of Revenue and Certain Expenses (concluded)



Note 2   Summary of Significant Accounting Policies (continued)

Revenue Recognition

Rental revenue is recognized as income in the period earned.

Use of Estimates

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from those estimates.

Interim Unaudited Financial Information

The accompanying unaudited statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting only of recurring accruals considered necessary for the fair presentation of the accompanying financial statement for the interim period ended September 30, 1997 have been included. Operating results for the interim period are not necessarily indicative of the results which may be expected for a full fiscal year.

Note 3   Rentals

The Properties have entered into tenant leases with terms from one to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                         Report of Independent Auditors


To Board of Directors, Prime Retail Inc.


We have audited the statement of revenue and certain expenses of the Niagara Acquired Properties (the "Properties") as described in Note 2 for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Niagara Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                            Ernst & Young LLP


Baltimore, Maryland
December 13, 1997

                           Niagara Acquired Properties

                   Statements of Revenue and Certain Expenses


                                                              Nine months ended
                                    Year ended                  September 30,
                                 December 31, 1996                   1997
                               --------------------         --------------------
                                                                 (Unaudited)

Revenue:
    Base rents                           $7,840,670                   $6,682,022
    Tenant reimbursements                 4,783,412                    3,395,763
    Percentage rents                        529,079                      465,876
                               --------------------         --------------------
       Total revenue                     13,153,161                   10,543,661
Expenses:
    Property operating                    5,571,425                    3,895,526
    Real estate taxes                       472,485                      495,103
                               --------------------         --------------------
       Total expenses                     6,043,910                    4,390,629
                               --------------------         --------------------
Revenue in excess of certain
 expenses                                $7,109,251                   $6,153,032
                               ====================         ====================

See accompanying notes.

                           Niagara Acquired Properties

             Notes to the Statements of Revenue and Certain Expenses

Note 1   Business

The accompanying statements of revenue and certain expenses include the combined operations of the following factory outlet center properties (the "Properties") owned by a party unaffiliated with Prime Retail, Inc. Phase I of the Niagara International Factory Outlets ("Niagara") consisting of approximately 316,900 square feet of gross leasable area ("GLA") was open during all of 1996, and as such the 1996 statement of revenue and certain expenses includes a full year of operations for such phase. Phase II of Niagara consisting of approximately 217,300 square feet of GLA opened during 1996. Therefore, the 1996 statement of revenue and certain expenses does not include a full year of operations for Phase II of Niagara.

                                                   Approximate
                                                 Gross Leasable
    Property Name               Location         Area (sq. ft.)
-------------------------   ----------------    ---------------
Niagara International
 Factory Outlets            Niagara, New York         534,200
Shasta Factory Outlets      Shasta, California        165,000
                                                ---------------
                                                      699,200
                                                ===============


Note 2   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, consisting of interest and financing expense, depreciation, management fees, professional fees, and rent expense have been excluded.

A summary of unaudited expenses is as follows:

                                       Year ended             Nine months ended
                                  December 31, 1996          September 30, 1997
                                 -------------------        --------------------
Interest and financing expense         $2,419,660                  $1,567,280
Depreciation and amortization           1,587,353                   1,083,485
Management fees                           112,089                      82,755
Professional fees                          35,169                           -
Rent expense                               38,371                      22,557
                                 -------------------        --------------------
     Total unaudited expenses          $4,192,642                  $2,756,077
                                 ===================        ====================

                           Niagara Acquired Properties

       Notes to the Statements of Revenue and Certain Expenses (concluded)



Note 2   Summary of Significant Accounting Policies (continued)

Revenue Recognition

Rental revenue is recognized as income in the period earned.

Use of Estimates

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from those estimates.

Interim Unaudited Financial Information

The accompanying unaudited statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting only of recurring accruals considered necessary for the fair presentation of the accompanying financial statement for the interim period ended September 30, 1997 have been included. Operating results for the interim period are not necessarily indicative of the results which may be expected for a full fiscal year.

Note 3   Rentals

The Properties have entered into tenant leases with terms from one to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

Note 4   Related Party Transactions

For the year ended December 31, 1996, the Properties paid approximately $263,500 in advertising fees to Celestial Mechanix, Inc. whose owner is affiliated with the owner of the Properties. For the period ended September 30, 1997, the Properties paid approximately $89,400 to Celestial Mechanix, Inc.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                               PRIME RETAIL, INC.

                            AS OF SEPTEMBER 30, 1997

                                   (UNAUDITED)
                                 (IN THOUSANDS)
                                                                     1997
                                                  PRIME            ACQUIRED
                                               RETAIL, INC.     PROPERTIES [A]      FINANCINGS         PRO FORMA
                                              --------------    --------------    --------------    --------------
Assets
Investment in rental property, net             $     671,509     $     126,975                       $     798,484
Cash and cash equivalents                             23,777           (95,607)    $      73,000[B]          1,170
Restricted cash                                       41,019                                                41,019
Accounts receivable, net                               8,547                                                 8,547
Deferred charges, net                                 17,281                                                17,281
Due from affiliates, net                                 654                                                   654
Investment in partnerships                             3,139                                                 3,139
Other assets                                           2,651                                                 2,651
                                              --------------    --------------    --------------    --------------
 Total assets                                  $     768,577     $      31,368     $      73,000     $     872,945
                                              ==============    ==============    ==============    ==============

Liabilities and Shareholders' Equity

Mortgages and other debt                       $     428,520     $      31,368     $      73,000[B]  $     532,888
Accrued interest                                       3,460                                                 3,460
Real estate taxes payable                              6,121                                                 6,121
Construction costs payable                             2,786                                                 2,786
Accounts payable and other liabilities                15,864                                                15,864
                                              --------------    --------------    --------------    --------------
  Total liabilities                                  456,751            31,368            73,000           561,119

Minority interests                                     9,800                                                 9,800

Shareholders' equity:
  Series A  preferred stock                               23                                                    23
  Series B preferred stock                                30                                                    30
  Common stock                                           273                                                   273
  Additional paid-in capital                         349,179                                               349,179
  Distributions in excess of net income              (47,479)                                              (47,479)
                                              --------------    --------------    --------------    --------------
    Total shareholders' equity                       302,026                                               302,026
                                              --------------    --------------    --------------    --------------
  Total liabilities and shareholders' equity   $     768,577     $      31,368     $      73,000     $     872,945
                                              ==============    ==============    ==============    ==============
==================================================================================================================
See accompanying Notes to Pro Forma Consolidated Financial Statements.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                               PRIME RETAIL, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (UNAUDITED)
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                      1996              1997
                                    PRIME           ACQUIRED          ACQUIRED         FINANCINGS
                                 RETAIL, INC.     PROPERTIES [C]    PROPERTIES [C]      AND OTHER         PRO FORMA
                                --------------    --------------    --------------    --------------    --------------
Revenues
Base rents                       $      54,710     $      11,457     $      15,801                       $      81,968
Percentage rents                         1,987               480               929                               3,396
Tenant reimbursements                   25,254             4,897             7,773                              37,924
Income from investment
  partnerships                           1,239              (785)               (1)                                453
Interest and other                       5,850               (87)               61                               5,824
                                --------------    --------------    --------------                      --------------
  Total revenues                        89,040            15,962            24,563                             129,565
Expenses
Property operating                      20,421             3,374             8,313                              32,108
Real estate taxes                        5,288             1,258             1,247                               7,793
Depreciation and amortization           19,256             3,338             3,706                              26,300
General and administrative               4,018                                                                   4,018
Interest                                24,485                               2,216      $     15,125 [D]        41,826
Other charges                            8,586               191                28                               8,805
                                --------------    --------------    --------------    --------------    --------------
  Total expenses                        82,054             8,161            15,510            15,125           120,850
                                --------------    --------------    --------------    --------------    --------------
Income before minority interests
  and extraordinary item                 6,986             7,801             9,053           (15,125)            8,715
Loss allocated to minority
  interests                              2,092                                                                   2,092
                                --------------    --------------    --------------    --------------    --------------
Income before extraordinary item         9,078             7,801             9,053           (15,125)           10,807
Extraordinary item - loss on
  early extinguishment of debt          (1,017)                                                                 (1,017)
                                --------------    --------------    --------------    --------------    --------------
Net income                               8,061             7,801             9,053           (15,125)            9,790
Income allocated to preferred
   shareholders                         14,236                                                                  14,236
                                --------------    --------------    --------------    --------------    --------------
Net loss applicable to
   common shares                 $      (6,175)    $       7,801     $       9,053     $     (15,125)    $      (4,446)
                                ==============    ==============    ==============    ==============    ==============
Per Common Share:
  Loss before extraordinary item $       (0.63)                                                          $       (0.42)
  Extraordinary item                     (0.12)                                                                  (0.12)
                                --------------                                                          --------------
  Net loss                       $       (0.75)                                                          $       (0.54)
                                ==============                                                          ==============
Weighted average
   common shares outstanding             8,221                                                                   8,221
                                ==============                                                          ==============
======================================================================================================================
See accompanying Notes to Pro Forma Consolidated Financial Statements.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                               PRIME RETAIL, INC.

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                   (UNAUDITED)
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
                                                                     1997
                                                  PRIME            ACQUIRED
                                               RETAIL, INC.     PROPERTIES [A]      FINANCINGS         PRO FORMA
                                              --------------    --------------    --------------    --------------
Revenues
Base rents                                     $      56,315     $      11,257                       $      67,572
Percentage rents                                       2,398               622                               3,020
Tenant reimbursements                                 26,649             5,032                              31,681
Income from investment partnerships                     (112)              140                                  28
Interest and other                                     7,674               (62)                              7,612
                                              --------------    --------------                      --------------
  Total revenues                                      92,924            16,989                             109,913
Expenses
Property operating                                    20,495             5,512                              26,007
Real estate taxes                                      7,238             1,084                               8,322
Depreciation and amortization                         19,515             3,161                              22,676
General and administrative                             4,083                                                 4,083
Interest                                              27,951             1,953     $       5,439 [E]        35,343
Other charges                                          2,475               104                               2,579
                                              --------------    --------------    --------------    --------------
  Total expenses                                      81,757            11,814             5,439            99,010
                                              --------------    --------------    --------------    --------------
Income before minority interests
  and extraordinary item                              11,167             5,175            (5,439)           10,903
Income allocated to minority interests                (7,803)                                               (7,803)
                                              --------------    --------------    --------------    --------------
Income before extraordinary item                       3,364             5,175            (5,439)            3,100
Extraordinary item - loss on early
  extinguishment of debt                              (2,061)             (213)                             (2,274)
                                              --------------    --------------    --------------    --------------
Net income                                             1,303             4,962            (5,439)              826
Income allocated to preferred
  shareholders                                         9,280                                                 9,280
                                              --------------    --------------    --------------    --------------
Net loss applicable to
  common shares                                $      (7,977)    $       4,962     $      (5,439)    $      (8,454)
                                              ==============    ==============    ==============    ==============
Per Common Share:
  Loss before extraordinary item               $       (0.36)                                        $       (0.38)
  Extraordinary item                                   (0.12)                                                (0.13)
                                              --------------                                         -------------
  Net loss                                     $       (0.48)                                        $       (0.51)
                                              ==============                                         =============
Weighted average
  common shares outstanding                           16,458                                                16,458
                                              ==============                                         =============
==================================================================================================================
See accompanying Notes to Pro Forma Consolidated Financial Statements.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               PRIME RETAIL, INC.

                                   (UNAUDITED)
                                 (IN THOUSANDS)



[A]  To reflect the following 1997 Acquired Properties as follows:

                                                  Acquisition Date        Purchase Price     Cash Paid        Debt Assumed
                                                ----------------------   ---------------  ---------------   ---------------
      Kittery/Latham Acquired Properties        October 29, 1997          $    26,000      $   26,000        $         -
      Niagara/Shasta Acquired Properties        December 2, 1997              100,975          69,607             31,368
                                                                         ===============  ===============   ===============
                                                                          $   126,975      $   95,607        $    31,368
                                                                         ===============  ===============   ===============

[B] To reflect issuance of debt to finance the purchase of the 1997 Acquired Properties.

[C] To reflect the operations and the depreciation expense for (a) the pro forma combined statement of operations for the year ended December 31, 1996; for the period from January 1, 1996 through the date of acquisition for the 1996 Acquired Properties, or December 31, 1996 for the 1997 Acquired Properties, and (b) the pro forma combined statements of operations for the nine months ended September 30, 1997; for the period from January 1, 1997 through the date of acquisition for the 1997 Acquired Properties.

                                                               Date Acquired
                                                               -------------
             1996 Acquired Properties:
             -------------------------
             Rocky Mountain Factory Stores                     November 1, 1996
             Kansas City Factory Outlets                       November 1, 1996
             Grove City Factory Shops                          November 1, 1996

             1997 Acquired Properties:
             -------------------------
             Oak Creek Factory Stores                          February 13, 1997
             Bend Factory Outlets                              February 13, 1997
             Factory Outlets at Post Falls                     February 13, 1997
             Buckeye Factory Shops                             September 2, 1997
             Tidewater Outlet Mall, Manufacturer's
               Outlet Mall and Kittery Outlet Village
               (the "Kittery Properties")                      October 29, 1997
             Latham Factory Outlet Center                      October 29, 1997
             Niagara International Factory Outlets             December 3, 1997
             Shasta Factory Stores                             December 3, 1997

     Depreciation is computed based upon the estimated fair value of the real estate assets acquired, less amounts allocated to land, over an estimated useful life of 40 years. Depreciation expense is computed using the straignt-line method.

[D] To reflect Interest Expense on debt issued to finance the purchase of the 1996 Acquired Properties and the 1997 Acquired Properties.

[E] To reflect Interest Expense on debt issued to finance the purchase of the 1997 Acquired Properties.